PLEDGE AGREEMENT
                                   ----------------

               THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of February 27, 1998 by DEFLECTA-SHIELD CORPORATION, a Delaware corporation, DFM CORP., an Iowa corporation, and LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation (collectively, in their capacity as pledgors under the terms of this Agreement, "PLEDGORS" and each, individually, "PLEDGOR"), in favor of HELLER FINANCIAL, INC., a Delaware corporation, as agent (the "AGENT") for the benefit of Lenders (defined below).


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

               WHEREAS, each Pledgor legally and beneficially owns all of the issued and outstanding shares of capital stock of each of the Persons respectively identified on Schedule I hereto
                                             ----------
          (collectively, the "SUBSIDIARIES"), all of which shares of stock are described on Schedule I;
                           ----------

               WHEREAS, each Pledgor is entering into that certain Credit Agreement dated as of the date hereof with Lund Industries, Incorporated, Lund Acquisition Corp., Belmor Autotron Corp., BAC Acquisition Co., Trailmaster Products, Inc., Delta III, Inc., the Lenders named therein (collectively, "LENDERS") and Heller Financial, Inc., as Agent and a Lender (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") providing for loans and other financial accommodations to be made by Lenders;

               WHEREAS, each Pledgor and certain other affiliates thereof have executed the Corporate Guaranty (the "GUARANTY") of even date herewith in favor of Agent for the benefit of Lenders;

               WHEREAS, each Pledgor is part of the same affiliated enterprise and as such, Pledgors will derive direct and indirect economic benefits from the making of loans and other financial accommodations under the Credit Agreement;

               WHEREAS, it is a condition precedent to the making of loans and the availability of other financial accommodations under the Credit Agreement that each Pledgor shall have, among other things, pledged to Agent, on behalf of Lenders, all of the present and future capital stock of Subsidiaries organized under the laws of the United States of America or any State, Commonwealth or territory thereof (each, a "DOMESTIC SUBSIDIARY") and 65% of all of the present and future capital stock of Subsidiaries organized under the laws of any jurisdiction other than the United States of America or any State thereof (except for Lund International FSC, Inc., a St. Thomas corporation) (each, a "FOREIGN SUBSIDIARY") now or hereafter owned by such Pledgor;

               NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make loans and provide other financial accommodations under the Credit Agreement, each Pledgor hereby agrees with Agent for its benefit and the benefit of Lenders as follows:

               Section 1.     Defined Terms.  Unless otherwise defined
                              -------------
          herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the UCC which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof.

               Section 2.     Pledge. Each Pledgor hereby pledges, assigns,
                              ------
          hypothecates, transfers, delivers and grants to Agent, on behalf of Lenders, a first lien on and first security interest in all of the capital stock of each Domestic Subsidiary and 65% of the capital stock of each Foreign Subsidiary owned by such Pledgor (collectively the "PLEDGED SHARES"), all other property hereafter delivered to, or in the possession or in the custody of, such Pledgor in substitution for or in addition to the Pledged Shares and in all proceeds thereof, as collateral security for (i) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) and performance of all Obligations, regardless of whether the Credit Agreement or any other Loan Documents shall have terminated, and (ii) the due and punctual payment and performance by such Pledgors of their obligations and liabilities under, arising out of or in connection with this Agreement, the Credit Agreement and all other Loan Documents to which any Pledgor is a party (all of the foregoing being referred to hereinafter collectively as the "LIABILITIES"). All of the capital stock of Subsidiaries are presently represented by the stock certificates listed on
          Schedule I hereto, which stock certificates, with undated stock
          ----------
          powers duly executed in blank by the applicable Pledgor, are being delivered simultaneously herewith to Agent. Agent shall maintain possession and custody of the certificates representing the Pledged Shares.

               Section 3.  Representations and Warranties of Pledgors.
                         ------------------------------------------
          Each Pledgor represents and warrants to Agent and Lenders that:

                    (a)  Schedule I sets forth with respect to each Pledgor
                         ----------
          (i) the authorized capital stock of each Subsidiary, (ii) the number of shares of capital stock of each Subsidiary that are issued and outstanding as of the date hereof, and (iii) the number of shares of capital stock of each Subsidiary held in its treasury. Each Pledgor is the record and beneficial owner of, and has good and marketable title to, its Pledged Shares, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;

                    (b) Each Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge its Pledged Shares to Agent, on behalf of Lenders;

                    (c) This Agreement has been duly authorized, executed and delivered by each Pledgor and constitutes a legal, valid and binding obligation of Pledgors enforceable in accordance with its terms;

                    (d) There are no outstanding options, warrants or other agreements with respect to the Pledged Shares and there are no outstanding options, warrants or other agreements with respect to any other shares of capital stock of any Subsidiary except, in each case, as set forth on Schedule 5.4(B) of the Credit
                                     ---------------
          Agreement;

                    (e) The Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable and represent all of the issued and outstanding shares of the capital stock of each Domestic Subsidiary or 65% of the issued and outstanding shares of the capital stock of each Foreign
          Subsidiary, as the case may be;

                    (f) No consent, approval or authorization of or designation or filing with any governmental authority on the part of any Pledgor is required in connection with the pledge and security interest granted under this Agreement except as set forth on Schedule 3(f) hereto;
                   -------------

                    (g) The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of each Pledgor or any Subsidiary or of any securities issued by each Pledgor or any Subsidiaries or of any mortgage, indenture, lease, contract, or other material agreement, instrument or undertaking to which any Pledgor or any Subsidiary is a party or which purports to be binding upon any Pledgor or any Subsidiary or upon any of its respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of any Pledgor or any Subsidiary except as contemplated by this Agreement;

                    (h) The pledge, assignment and delivery to Agent, on behalf of Lenders, of the Pledged Shares pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Shares and the proceeds thereof in favor of Agent, on behalf of Lenders, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of any Pledgor which would include the Pledged Shares. Each Pledgor covenants and agrees that it will defend Agent's right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever; and

                    (i) All information heretofore, herein or hereafter supplied to Agent by or on behalf of any Pledgor with respect to the Pledged Shares is and will be accurate and complete in all material respects, taking into account any amendments to Schedules as a result of any disclosures made by any Pledgor to Agent after the Closing Date and approved by Agent.

               Section 4.  Stock Dividends, Distributions, etc.  If, while
                           -----------------------------------
          this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the

          Pledged Shares, or otherwise, such Pledgor agrees to accept the same as Agent's agent and to hold the same in trust for Agent, on behalf of Lenders, and to deliver the same forthwith to Agent on behalf of Agent, as the case may be, in the exact form received, with the endorsement of such Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Agent, on behalf of Lenders, subject to the terms hereof as additional collateral security for the Liabilities; provided,
                                                                 --------
          however, that Pledgors shall not be required to deliver any such
          -------
          stock certificate to the extent that Agent would, as a consequence thereof, hold stock certificates evidencing more than 65% of the issued and outstanding shares of capital stock of any Foreign Subsidiary. Subject to Section 3.5 of the Credit
                                          -----------
          Agreement, in case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgor and all such sums of money and property so paid or distributed in respect of the Pledged Shares which are received by any Pledgor shall be applied as provided in Section 3.5 of this Agreement.
                                 -----------

               Section 5.  Administration of Security.  The following
                           --------------------------
          provisions shall govern the administration of the Pledged Shares:

                    (a) So long as no Event of Default has occurred and is continuing, Pledgors shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to (i) vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, the Credit Agreement, any other Loan Document, or any note, document or instrument delivered or to be delivered pursuant to or in connection with the transactions contemplated by the foregoing, and, (ii) subject to Section 3.5 of the Credit Agreement receive
                               -----------
          cash dividends or other distributions made in respect of the Pledged Shares. Each Pledgor hereby grants to Agent or its nominee, on behalf of Lenders, an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Shares in any instance effective upon the occurrence and during the continuance of an Event of Default. After the occurrence and during the continuance of an Event of Default and upon the request of Agent, each Pledgor agrees to deliver to Agent, on behalf of Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Agent may request.

                    (b) Upon the occurrence and during the continuance of an Event of Default, in the event that any Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to Agent, on behalf of Lenders, and Agent shall be entitled to receive and retain, all such cash or other distributions as additional security for the Liabilities.

                    (c) Subject to any sale or other disposition by Agent of the Pledged Shares or other property pursuant to this Agreement, the Pledged Shares and any other property then held as part of the Pledged Shares in accordance with the provisions of this Agreement shall be delivered to Pledgors upon indefeasible full payment, satisfaction and termination of all of the

          Liabilities, the termination of the lien and security interest hereby granted pursuant to Section 14 hereof and the termination of the Commitments under the Credit Agreement.

               Section 6.  Rights of Agent.  Neither Agent nor Lenders
                           ---------------
          shall be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Agent or Lenders be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Agent hereunder may, if an Event of Default has occurred and is continuing, with reasonably prompt subsequent notice to Pledgors, be registered in the name of Agent or its nominee, on behalf of Lenders, and Agent or its nominee, on behalf of Lenders, may thereafter, without notice, exercise all voting and corporate rights at any meeting with respect to Subsidiaries and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to Subsidiaries or upon the exercise by any Pledgor or Agent, on behalf of Lenders, of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine, all without liability except to account for property actually received by Agent, on behalf of Lenders, but Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

               Section 7.  Remedies.  Upon the occurrence and during the
                           --------
          continuance of an Event of Default, Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgors or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Shares, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Shares, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker's board or at any of Agent's offices or elsewhere upon such terms and conditions as Agent may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Shares so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby expressly waived or released. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Shares or in any way relating to the rights of Agent or Lenders hereunder, including reasonable attorneys' fees and legal expenses, to the payment, in whole or in part, of the Obligations incurred under or pursuant to the Credit Agreement and the other

          Loan Documents in such order as is in accordance with the terms of the Credit Agreement and Security Agreement or, if no such order shall be specified, in such order as Agent may elect. Pledgors shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including, without limitation,
          Section 9-504(1)(c) of the UCC, need Agent account for the surplus, if any, to Pledgors. Each Pledgor agrees that Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgors if Pledgors have signed after the occurrence of an Event of Default under the Credit Agreement a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Agent in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Agent and Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law. Each Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under
          Section 9-112 of the UCC (other than the right to receive surplus, if any, in accordance with the foregoing terms of this subsection 7) and Pledgors shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Shares are insufficient to pay all amounts to which Agent and Lenders are entitled, and the fees of any attorneys employed by Agent and Lenders to collect such deficiency and any other costs and expenses incurred in connection therewith.

               Section 8.  No Disposition, etc.  Without the prior written
                           --------------------
          consent of Agent, each Pledgor agrees not to sell, assign, transfer, exchange, or otherwise dispose of (except as expressly permitted by the Credit Agreement), or grant any option with respect to, the Pledged Shares, nor will any Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Agent, except as expressly specified in accordance with the terms and conditions of the Credit Agreement, each Pledgor agrees not to vote to enable, and not to otherwise permit, Subsidiaries to (i) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares, or (ii) dissolve, liquidate, retire any of their capital stock, reduce their capital or merge or consolidate with any other Person.

               Section 9.  Sale of Pledged Shares.
                           ----------------------

                    (a) Each Pledgor recognizes that Agent may be unable to effect a public sale or disposition of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "ACT"), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, and agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Agent and Lenders shall be under no obligation to delay a sale or disposition of any of the Pledged Shares in order to permit Pledgors or Subsidiaries to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgors or Subsidiaries would agree to do so.

                    (b) Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales or dispositions of any portion or all of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgors' expense. Each Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Agent and Lenders, that Agent and Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Agent to seek and obtain specific performance of other obligations of Pledgors contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgors, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                    (c) Each Pledgor jointly and severally further agrees to indemnify and hold harmless Agent, each of its respective successors and assigns, officers, directors, employees and agents, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (in this Section 9(c) collectively called the "INDEMNIFIED LIABILITIES"), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Shares or other Collateral unless such untrue statement of material fact was provided by Agent specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of Agent or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgors will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, each Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Pledgors under this Section 9(c) shall survive any termination of this Agreement.

                    (d) Each Pledgor further agrees to waive any and all rights of subrogation any of them may have against Subsidiaries upon the sale or sales or dispositions by Agent of any portion of, or all of, the Pledged Shares.

               Section 10.  Further Assurances.  Each Pledgor agrees that
                            ------------------
          at any time and from time to time, upon the written request of Agent, each Pledgor shall execute and deliver all stock powers, irrevocable proxies, financing statements and such further documents and do such further acts and things as Agent may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

               Section 11.  Severability.    Any provision of this
                            ------------
          Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 12.  No Waiver; Cumulative Remedies.  Agent shall
                            ------------------------------
          not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Agent shall be valid unless in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any further occasion. No course of dealing between any Pledgor and Agent and no failure to exercise, nor any delay in exercising on the part of Agent any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

               Section 13.  Successors.  This Agreement and all obligations
                            ----------
          of Pledgors hereunder shall be binding upon the successors and assigns of Pledgors, and shall, together with the rights and remedies of Agent and Lenders hereunder, inure to the benefit of Pledgors, Lenders and Agent and their successors and assigns, except that no Pledgor shall have any right to assign its rights or obligations under this Agreement or any interest herein without the prior written consent of Agent.

               Section 14.  Termination.  This Agreement and the liens and
                            -----------
          security interests granted hereunder shall terminate upon full and complete performance, indefeasible payment in full and satisfaction of the Liabilities and termination of the Commitments under the Credit Agreement, and with reasonable promptness, upon such full and complete performance, satisfaction and termination, Agent shall surrender the certificates evidencing the Pledged Shares to Pledgors and take such other action as Pledgors may reasonably request to evidence the termination of this Agreement, all at the sole cost and expense of Pledgors.

               Section 15.  Possession of Pledged Shares.  Beyond the
                            ----------------------------
          exercise of reasonable care to assure the safe custody of the Pledged Shares in the physical possession of Agent pursuant hereto, neither Agent nor any nominee of Agent shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Shares upon surrendering them to the applicable Pledgor.



               Section 16.  Survival of Representations.  All
                            ---------------------------
          representations and warranties of Pledgors contained in this Agreement shall survive the execution and delivery of this Agreement.

               Section 17.  Taxes and Expenses.  Pledgors will upon demand
                            ------------------
          pay to Agent all fees, costs and expenses (including reasonable attorneys' fees, reasonably allocated costs of internal counsel and fees of accountants and other professionals retained by Agent) incurred by Agent in connection with (i) the review, negotiation, preparation, documentation, execution and admin-istration hereof, and (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Shares. Pledgors will upon demand pay to Agent all fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of accountants and other professionals retained by Agent) incurred by Agent in connection with (i) the exercise or enforcement of any of the rights of Agent hereunder, and (ii) the failure of any Pledgor to perform or observe any of the provisions hereof.

               Section 18.  Agent Appointed Attorney-In-Fact.  Each Pledgor
                            --------------------------------
          hereby irrevocably appoints Agent as its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Agent's discretion, to take any action and to execute any instrument that Agent deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Shares or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

               Section 19.  Notices.  Unless otherwise provided
                            -------
          specifically herein, all notices, approvals, requests, demands and other communications hereunder shall be given in writing addressed to the respective party in accordance with the terms of the Credit Agreement.

               Section 20.  Applicable Law.  THIS AGREEMENT SHALL BE
                            --------------
          GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               Section 21.  Consent to Jurisdiction and Service of Process.
                            ----------------------------------------------
          EACH PLEDGOR AGREES THAT, SUBJECT TO AGENT'S ELECTION, ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND EACH PLEDGOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY MESSENGER OR REGISTERED MAIL TO IT AND, IF BY REGISTERED MAIL, SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FOUR (4) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED, OR AS OTHERWISE PROVIDED BY THE LAWS OF NEW YORK OR THE UNITED STATES.

               Section 22.  Waiver of Jury Trial.  EACH PLEDGOR, AGENT AND
                            --------------------
          EACH LENDER ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. EACH PLEDGOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM
                                                                   -----
          NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED
          --- ----------
          HEREUNDER, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR LENDERS.

               Section 23.  Changes in Writing.  No amendment,
                            ------------------
          modification, termination or waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom, shall in any event be effective without the written agreement of Agent and Pledgors, and then only to the extent specifically set forth in such writing.

               Section 24.  Headings.  Section and subsection headings in
                            --------
          this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

               Section 25.  Counterparts.  This Agreement may be executed
                            ------------
          in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

               Section 26.  Entire Agreement.  This Agreement embodies the
                            ----------------
          entire agreement and understanding between Pledgors and Agent with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgors and Agent relating to the subject matter hereof.

                              [Signature page to follow]

               IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                        LUND INTERNATIONAL HOLDINGS, INC.


                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors

                                        DEFLECTA-SHIELD CORPORATION


                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors


                                        DFM CORP.


                                        By: /s/ Ira D. Kleinman
                                           --------------------------------
                                        Name: Ira D. Kleinman
                                        Title: Chairman of the Board of
                                               Directors




          Agreed to and Acknowledged:

          HELLER FINANCIAL, INC.,
             as Agent


          By:/s/ Daniel J. Marszalek
             --------------------------------
          Name: Daniel J. Marszalek
          Title: Senior Vice President

          STATE OF NEW YORK   )
                              )  SS
          COUNTY OF NEW YORK  )

               I, Maritz Torres , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Ira D. Kleinman, personally known to me to be the Chairman of the Board of Directors of each of LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, and DFM CORP., an Iowa corporation, the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Chairman of the Board of Directors of each such corporations described in and which executed the foregoing instrument; that said instrument is signed on behalf of each such corporation by order its respective Board of Directors; and that he acknowledged said instrument to be the free act and deed of each such corporations.

               GIVEN under my hand and notarial seal this 24th day of
                                                          ----
          February, 1998.

                                             /s/ Maritza Torres
                                      ------------------------------------
                                                  Notary Public

                                      My commission expires: 9/22/98

                                      -------------------------------------




          STATE OF NEW YORK    )
                               )  SS
          COUNTY OF NEW YORK   )

                    I,  Margaret A. DeSanto , a Notary Public in and for
                        -----------------------
          said County, in the State aforesaid, DO HEREBY CERTIFY that Daniel J. Marszalek, personally known to me to be the
          -------------------
          Senior Vice President of Heller Financial, Inc., the person
          ------------------------
          who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the officer of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

                    GIVEN under my hand and notarial seal this  23rd day of
                                                                -----
          February, 1998.




                                            /s/ Margaret A. DeSanto
                                      -------------------------------------
                                                    Notary Public

                                      My commission expires: 12/31/99

                                      -------------------------------------

                                      SCHEDULE I
                                      ----------

                                    PLEDGED SHARES
                                    --------------


                                                             ISSUED AND
                                        AUTHORIZED           OUTSTANDING
        PLEDGED ENTITY                 CAPITAL STOCK       SHARES OF STOCK

        Deflecta-Shield          20,000,000 Common        100 Common
        Corporation              2,500,000 Preferred

        Lund Acquisition Corp.   1,000 Common             1,000 Common
        Lund Industries,         10,000 Common            2,000 Common
        Incorporated

        Lund FSC, Inc.           2,500 Common             1,000 Common

        DFM Corp.                1,000 Common             100 Common
                                 100,000 Preferred
        Belmor Autotron Corp.    1,000 Common             100 Common

        Delta III, Inc.          1,000 Common             100 Common

        Trailmaster Products,    1,000 Common             100 Common
        Inc.

        BAC Acquisition Co.      1,000 Common             100 Common


                                      STOCK    NO. OF
                                     CERTIFI  TREASURY
        PLEDGED ENTITY                CATES    SHARES        PLEDGOR

        Deflecta-Shield Corporation     1        0     Lund International
                                                       Holdings, Inc.

        Lund Acquisition Corp.          1        0     Lund International
                                                       Holdings, Inc.

                                      STOCK    NO. OF
                                     CERTIFI  TREASURY
        PLEDGED ENTITY                CATES    SHARES        PLEDGOR

        Lund Industries,                1        0     Lund International
        Incorporated                                   Holdings, Inc.

        Lund FSC, Inc.                  2        0     Lund International
                                                       Holdings, Inc.
        DFM Corp.                      30        0     Deflecta-Shield
                                                       Corporation

        Belmor Autotron Corp.           1        0     Deflecta-Shield
                                                       Corporation

        Delta III, Inc.                 1        0     DFM Corp.
        Trailmaster Products, Inc.      1        0     DFM Corp.

        BAC Acquisition Co.             1        0     DFM Corp.